AMENDMENT NO. 2 AND CONSENT
TO CREDIT AGREEMENT

This Amendment No. 2 and Consent to Credit Agreement (this “Amendment”), dated as of June 15, 2015, among PRECISION CASTPARTS CORP., an Oregon corporation (the “Borrower”), the financial institutions party hereto, as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), amends that certain Credit Agreement, dated as of December 16, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 1, 2015, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement;” unless otherwise defined herein, the terms used herein shall have the respective meanings assigned to such terms in, or incorporated by reference into, the Credit Agreement).

WHEREAS, the Borrower is permitted pursuant to Section 2.15 of the Credit Agreement to request, at any time during the period commencing one year prior to the Maturity Date then in effect (the “Existing Maturity Date”) and ending thirty Business Days prior to the Existing Maturity Date (such period, the “Permitted Request Period”), that each Lender extend its Maturity Date for an additional 364 days from the Existing Maturity Date;

WHEREAS, the Borrower has requested that Administrative Agent and the Lenders party hereto agree to (a) extend the Maturity Date to December 13, 2019 (the “Maturity Date Extension”) pursuant to Section 2.15 of the Credit Agreement, (b) amend Section 2.15 of the Credit Agreement to allow future extensions and (c) consent to such Maturity Date Extension notwithstanding that the Borrower has requested such Maturity Date Extension outside of the Permitted Request Period; and

WHEREAS, the Credit Agreement requires that the consent of the Borrower and the Required Lenders, and the acknowledgement of the Administrative Agent, be obtained in order to effect the amendment and consent contemplated herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement shall be amended as follows:

(a)    Section 1.01 of the Credit Agreement shall be amended as follows:
(i)    adding the following new defined term in proper alphabetical order:
““Amendment No. 2” means that certain Amendment No. 2 and Consent to Credit Agreement dated as of June 15, 2015, by and among the Borrower, the Lenders party thereto and the Administrative Agent.”; and
(ii)    amending the defined term “Maturity Date” by deleting such term in its entirety and replacing it with the following:
““Maturity Date” means the later of (a) (i) with respect to each Lender that does not elect to extend, pursuant to Amendment No. 2, the Maturity Date then in effect immediately prior to the effectiveness of Amendment No. 2, December 14, 2018 and (ii) with respect to each Lender that elects to extend, pursuant to Amendment No. 2, the Maturity Date then in effect immediately prior to the effectiveness of Amendment No. 2, December 13, 2019 or (b) if maturity is further extended pursuant to Section 2.15, such extended maturity date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.”
(b)    Section 2.15(a) shall be amended and restated as follows:
“(a) Requests for Extension. The Borrower may, at any time during the period commencing one year prior to the Maturity Date then in effect hereunder for any Lender (the “Existing Maturity Date”) and ending thirty Business Days’ prior to the Existing Maturity Date, provide notice to the Administrative Agent (who shall promptly notify such Lenders) requesting that each such Lender extend such Lender’s Maturity Date for an additional 364 days from the Existing Maturity Date; provided that in no event shall the Maturity Date, taking into account all extensions permitted hereunder, be extended beyond December 14, 2020.”
SECTION 2. Consent. Subject to and in accordance with the terms and conditions set forth herein, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Required Lenders hereby consent and agree to the Maturity Date Extension.

SECTION 3. Conditions Precedent. The effectiveness of this Amendment and the amendment and consent to the Credit Agreement provided in Sections 1 and 2, respectively, are subject to the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Required Lenders;

(b)    the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, dated as of the date hereof, (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Maturity Date Extension and (ii) certifying that, before and after giving effect to such Maturity Date Extension, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, except the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists; and

(c)    all fees and expenses payable to the Administrative Agent and the Lenders pursuant to Section 5 of this Amendment shall have been paid in full by the Borrower.

SECTION 4. Representations and Warranties. The Borrower hereby makes to the Lenders and the Administrative Agent on and as of the date hereof the following representations and warranties:

(a)    Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower of this Amendment and the performance

2
67115148_3

of the Credit Agreement (as modified hereby) have been duly approved by all necessary corporate action and no other proceedings are necessary to consummate such transactions;

(b)    Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Credit Agreement (as modified hereby) is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and is in full force and effect;

(c)     Representations and Warranties. The representations and warranties of the Borrower contained in the Credit Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof; and

(d)     No Events of Default. No event has occurred and is continuing that constitutes, or with the giving of notice or passage of time (or both) will constitute, an Event of Default.

SECTION 5. Fees and Expenses. The Borrower agrees to pay all fees and expenses payable to the Administrative Agent (including the reasonable out of pocket fees and expenses of counsel to the Administrative Agent) incurred in connection with the execution and delivery of this Amendment.

SECTION 6. Reference to and Effect on the Credit Agreement.

(a)    Except as amended hereby, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed by the Lenders, the L/C Issuer, the Swing Line Lender and the Administrative Agent.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuer, the Swing Line Lender or the Administrative Agent under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

SECTION 7. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

SECTION 8. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns.

SECTION 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Delivery of an executed

3
67115148_3

counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 11. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12. “Grandfathered Obligation” under FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

4
67115148_3

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

PRECISION CASTPARTS CORP.,
as Borrower

By:    /s/ Steve Blackmore
Name: Steve Blackmore
Title: Vice President and Treasurer

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

BANK OF AMERICA, N.A., as a Lender, the L/C Issuer and the Swing Line Lender
By: /s/ Jeannette Lu
Name: Jeannette Lu
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

CITIBANK, N.A., as a Lender
By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Mark Holm
Name: Mark Holm
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

MIZUHO BANK (USA), as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Senior Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Deborah M. Lee
Name: Deborah M. Lee
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender
By: /s/ Katie Cunningham
Name: Katie Cunningham
Title: Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

BANK OF CHINA, NEW YORK BRANCH, as a Lender
By: /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

BARCLAYS BANK PLC, as a Lender
By: /s/ Nyagaka Ongeri
Name: Nyagaka Ongeri
Title: Managing Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

THE BANK OF NOVA SCOTIA, as a Lender
By: /s/ Winston Lua
Name: Winston Lua
Title: Director

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3

THE BANK OF NEW YORK MELLON, as a Lender
By: /s/ John T. Smathers
Name: John T. Smathers
Title: First Vice President

Precision Castparts Corp.
5-Year Credit Agreement Amendment No. 2 and Consent
Signature Page
67115148_3